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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 13, 2003

                                   LASON, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

DELAWARE                                                 38-3214743
(STATE OR OTHER JURISDICTION OF          (I.R.S. EMPLOYER IDENTIFICATION NUMBER)
INCORPORATION)


                                    000-21407
                            (COMMISSION FILE NUMBER)



1305 STEPHENSON HIGHWAY
TROY, MI                                                48083
(ADDRESS OF PRINCIPAL                                 (ZIP CODE)
 EXECUTIVE OFFICES)


                                 (248) 837-7100
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)





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ITEM 5.           OTHER EVENTS

         The Company announced its continued cooperation with the Securities and Exchange Commission and the U.S. Attorney for the Eastern District of Michigan with respect to their investigations regarding accounting irregularities potentially affecting certain portions of the Company's financial statements from 1997-1999, as set forth in the press release attached hereto as Exhibit 99.1.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

         (a)  Exhibit 99.1    Press release dated May 13, 2003


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May 14, 2003                     LASON, INC.
                                         (REGISTRANT)


                                         By:  /s/   Ronald D. Risher,
                                              ------------------------
                                                    Ronald D. Risher, President
                                                    and CEO


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                                  EXHIBIT INDEX

Exhibit:           Description:

99.1               May 13, 2003 Press Release